SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 23, 1998





                           FFVA FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its Charter)



       Virginia                         0-24668                   74-2712490
----------------------------         --------------              --------------
(State or other jurisdiction         (SEC File No.)              (IRS Employer
     of incorporation)                                           Identification
                                                                    Number)


  925 Main Street, Lynchburg, Virginia                                24504
  ------------------------------------                             ----------
(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code: 804-845-2371
                                                    ------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------

         A copy of a press release issued January 23, 1998 by the Registrant is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------



Exhibit 99.1 -- Press Release dated January 23, 1998.
------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  FFVA FINANCIAL CORPORATION



Date:  January 23, 1998           By:  /s/Ronald W. Neblett
                                       --------------------
                                          Ronald W. Neblett
                                          Senior Vice President and Treasurer